As filed with the Securities and Exchange Commission on September 14, 2016

Registration No. 333-210329

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

VANGUARD NATURAL RESOURCES, LLC
VNR FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware Delaware	61-1521161 80-0411494
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(832) 327-2255

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Scott W. Smith
5847 San Felipe, Suite 3000
Houston, Texas 77057
(832) 327-2255

(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:

Douglas V. Getten
Paul Hastings LLP
600 Travis Street, Suite 5800
Houston, Texas 77002
(713) 860-7300

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The following are co-registrants that may guarantee the debt securities:

Vanguard Natural Gas, LLC

(Exact Name of Registrant as Specified in its Charter)

Kentucky	20-1951004
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

VNR Holdings, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	38-3756371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Vanguard Operating, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	30-0839331
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Encore Clear Fork Pipeline LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-8542032
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Energy Acquisition Co. II, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2463364
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Upstream Development Company II, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-1477453
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Acquisition Partnership II, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2830903
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Energy Acquisition Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-0604564
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Upstream Development Company, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-1560113
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Acquisition Partnership, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	26-1206706
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Escambia Operating Co. LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-4942000
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Escambia Asset Co. LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-4943869
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-210329) of Vanguard Natural Resources, LLC is being filed solely to amend Part II thereof and to transmit certain exhibits thereto. This Amendment No. 3 does not modify any provision of the Prospectus constituting Part I of the Registration Statement. Accordingly, the Prospectus has not been included in this Amendment No. 3.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the SEC registration fee, the amounts set forth below are estimates.

Expenses	Amount
SEC registration fee		$50,350	*
FINRA filing fee			**
Legal fees and expenses*			**
Accounting fees and expenses*			**
Printing and engraving expenses*			**
Miscellaneous*		**
Total	$	**

*	Previously paid.
**	These fees are calculated based on the number of issuances and amount of securities offered and cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

The section of the prospectus entitled “Description of Our Limited Liability Company Agreement —  Indemnification” discloses that we will generally indemnify officers and members of our board of directors to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Subject to any terms, conditions or restrictions set forth in the limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other persons from and against all claims and demands whatsoever.

To the extent that the indemnification provisions of our limited liability company agreement purport to include indemnification for liabilities arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

The underwriting agreements that we may enter into with respect to the offer and sale of securities covered by this Registration Statement will contain certain provisions for the indemnification of directors and officers and the underwriters or sales agent, as applicable, against civil liabilities under the Securities Act.

Item 16. Exhibits.

See the exhibit index following the signature pages in this Registration Statement, which exhibit index is incorporated herein by reference.

Item 17. Undertakings

A. Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(a) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(b) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(c) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to the information in this Registration Statement;

provided, however, that paragraphs (1)(a), (1)(b) and (1)(c) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each of the post-effective amendments shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(a) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(b) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

B. Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of its annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against any liability (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of the issue.

D. Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

VANGUARD NATURAL RESOURCES, LLC

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016
* W. Richard Anderson	Director	September 14, 2016
* Bruce W. McCullough	Director	September 14, 2016
* Loren Singletary	Director	September 14, 2016

By:    */s/ Scott W. Smith, Attorney-in-Fact
Name: Scott W. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

VNR FINANCE CORP.

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

VANGUARD NATURAL GAS, LLC

By:	Vanguard Natural Resources, LLC, its sole manager
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

VNR HOLDINGS, LLC

By:	Vanguard Natural Gas, LLC, its sole member
By:	Vanguard Natural Resources, LLC, its sole manager
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

VANGUARD OPERATING, LLC

By:	Vanguard Natural Gas, LLC, its sole member
By:	Vanguard Natural Resources, LLC, its sole manager
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

ENCORE CLEAR FORK PIPELINE LLC

By:	Vanguard Operating, LLC, its sole manager
By:	Vanguard Natural Gas, LLC, its sole member
By:	Vanguard Natural Resources, LLC, its sole manager
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK ENERGY ACQUISITION CO. II, INC.

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	Eagle Rock Upstream Development Company II, Inc., its general partner
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK ENERGY ACQUISITION CO., INC.

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By:	Eagle Rock Upstream Development Company, Inc., its general partner
By:	/s/ Scott W. Smith Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

ESCAMBIA OPERATING CO. LLC

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on September 14, 2016.

ESCAMBIA ASSET CO. LLC

By:	/s/ Scott W. Smith Name: Scott W. Smith Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith Scott W. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2016
/s/ Richard A. Robert Richard A. Robert	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 14, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1***	— Form of Underwriting Agreement
4.1

 —

Fifth Amended and Restated Limited Liability Company Agreement of Vanguard Natural Resources, LLC (incorporated by reference to Exhibit 3.1 to the Vanguard Natural Resources, LLC Current Report on Form 8-K, filed on September 15, 2014 (File No. 001-33756))

4.2

 —

Form of Senior Indenture for Senior Debt Securities (incorporated by reference to Exhibit 4.1 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

4.3

 —

Form of Subordinated Indenture for Subordinated Debt Securities (incorporated by reference to Exhibit 4.2 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

4.4***	— Form of Senior Debt Securities
4.5***	— Form of Subordinated Debt Securities
4.6	— Specimen Unit Certificate for the 7.875% Series A Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit B to Exhibit 4.1)
4.7	— Specimen Unit Certificate for the 7.625% Series B Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit C to Exhibit 4.1)
4.8	— Specimen Unit Certificate for the 7.75% Series C Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit D to Exhibit 4.1)
5.1**	— Opinion of Paul Hastings LLP as to the legality of the securities being registered
5.2**	— Opinion of Wyatt, Tarrant & Combs, LLP regarding the legality of certain guarantees
8.1**	— Opinion of Paul Hastings LLP relating to tax matters
12.1**	— Calculation of ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred unit distributions
23.1*	— Consent of BDO USA, LLP
23.2*	— Consent of KPMG LLP
23.3*	— Consent of Pricewaterhouse Coopers LLP
23.4**	— Consent of DeGolyer and MacNaughton
23.5**	— Consent of Cawley, Gillespie & Associates, Inc.
23.6**	— Consent of Miller and Lents, Ltd.
23.7**	— Consent of Netherland, Sewell & Associates, Inc.
23.8**	— Consent of Ryder Scott Petroleum Consultants
23.9**	— Consent of Paul Hastings LLP (contained in Exhibits 5.1 and 8.1)
23.10**	— Consent of Wyatt, Tarrant & Combs, LLP (contained in Exhibit 5.2)
24.1	— Powers of Attorney (incorporated by reference to the signature page to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on March 22, 2016 (File No. 333-210329))
25.1****

 —

Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Senior Indenture (incorporated by reference to Exhibit 25.1 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

25.2****

 —

Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Subordinated Indenture (incorporated by reference to Exhibit 25.2 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

*	Filed herewith.
**	Previously filed.
***	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act and incorporated by reference to this Registration Statement.
****	To be filed in accordance with Section 310(a) of the Trust Indenture Act of 1939, as amended.